SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 23, 2004

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

EXPLANATORY NOTE: Pursuant to Item 7(a) (4) of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K for event dated June 18, 2004, as filed on June 21, 2004, to include the historical financial statements and pro forma financial information required by Item 7(a) and (b).

FORM 8-K/A

INDEX

Item 2. Acquisition or Disposition of Assets	3
Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits	4
a. Financial Statements
Report of Independent Auditors	4
Combined Historical Summaries of Revenue and Direct Operating Expenses for the six months ended June 30, 2004 (unaudited) and year ended December 31, 2003	5
Notes to Combined Historical Summaries of Revenue and Direct Operating Expenses for the six months ended June 30, 2004 (unaudited) and year ended December 31, 2003	6
b. Pro Forma Financial Information (Unaudited)	8
Pro Forma Consolidated Balance Sheet as of June 30, 2004	9
Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2004	11
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003	13
c. Exhibits	15
23.1 Consent of Independent Auditors
99.30 Press Release
SIGNATURE	16
Consent of Independent Auditors
Press Release

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 23, 2004, Ashford Hospitality Trust, Inc. (the “Company”) acquired four hotel properties from Day Hospitality Group (the “Day Properties”) for approximately $25.9 million. The purchase price was the result of an arms’ length negotiation. The Company used proceeds from borrowings as the source of funds for the acquisition of these properties. A copy of the related press release, dated June 21, 2004, is attached hereto as Exhibits 99.30, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

REPORT OF INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND SHAREHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Combined Historical Summary of Revenue and Direct Operating Expenses (the Combined Historical Summary) of the Day Properties (as described in Note 1) for the year ended December 31, 2003. The Combined Historical Summary is the responsibility of Ashford Hospitality Trust, Inc.’s management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of the Day Properties’ revenue and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the Day Properties for year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Holland Shipes Vann, P.C.

Atlanta, Georgia
August 2, 2004

DAY PROPERTIES

COMBINED HISTORICAL SUMMARIES OF REVENUE AND DIRECT OPERATING EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 2004
AND YEAR ENDED DECEMBER 31, 2003

	Six Months
	Ended	Year
	June 30, 2004	Ended
	(unaudited)	December 31, 2003
Revenue
Rooms	$3,941,702	$7,601,074
Other	54,807	121,352

Total Revenue	3,996,509	7,722,426

Direct Operating Expenses
Rooms	846,753	1,856,017
Other direct	30,827	88,763
Indirect	1,293,235	2,599,559
Property taxes and insurance	170,213	364,145
Management fees	199,892	386,122

Total Direct Operating Expenses	2,540,920	5,294,606

Excess Revenue Over Direct Operating Expenses	$1,455,589	$2,427,820

The accompanying notes are an integral part of these financial statements.

DAY PROPERTIES

NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE
AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Combined Historical Summaries of Revenue and Direct Operating Expenses (the “Combined Historical Summaries”) are comprised of the revenue and direct operating expenses of four hotel properties (the “Day Properties”) managed by Day Hospitality Group, Inc. during the year ended December 31, 2003 (audited) and the six month period ended June 30, 2004 (unaudited) as follows:

•	Hampton Inn, Buford, Georgia, owned by HI Buford, LLC

•	SpringHill Suites by Marriott, Buford, Georgia, owned by SS Buford, LLC

•	Fairfield Inn & Suites, Kennesaw, Georgia, owned by Town Center Partners, LP

•	SpringHill Suites by Marriott, Kennesaw, Georgia, owned by SS Kennesaw, LLC

On July 23, 2004, Ashford Hospitality Trust, Inc. acquired the Day Properties for approximately $25.9 million in cash plus a contingent component of consideration to be paid, if earned, no later than April 30, 2005. The Combined Historical Summaries were prepared for the purpose of assisting management of Ashford Hospitality Trust, Inc. in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Combined Historical Summaries exclude certain items not comparable to the proposed future operations of the Day Properties such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Combined Historical Summaries are not representative of the actual operations of the Day Properties for the periods presented nor is it necessarily indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses — Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone services and meeting room rentals. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs — Advertising and promotion costs are expensed as incurred. For the six months ended June 30, 2004 and year ended December 31, 2003, total advertising and promotion cost was approximately $55,000 (unaudited) and $114,000, respectively.

Repairs and Maintenance Costs — Repairs and maintenance costs that do not extend the life of the related property are expensed as incurred.

DAY PROPERTIES
NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE
AND DIRECT OPERATING EXPENSES

Use of Estimates — The preparation of the Combined Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Combined Historical Summaries and accompanying notes. Actual results could differ from those estimates.

3.	LEASES

The Day Properties have entered into certain noncancelable operating leases for certain equipment. For the six months ended June 30, 2004 and year ended December 31, 2003, total rent expense was approximately $9,800 (unaudited) and $10,700, respectively. Future minimum lease payments under these leases as of June 30, 2004 and December 31, 2003 are as follows:

	As of
	June 30, 2004		As of
	(unaudited)		December 31, 2003
2004-2005	$20,024	2004	$19,791
2005-2006	19,144	2005	20,024
2006-2007	8,262	2006	13,899
2007-2008	2,842	2007	5,508
2008-2009	—	2008	830

Total	$50,272	Total	$60,052

4.	MANAGEMENT AND FRANCHISE AGREEMENTS

All of the Day Properties are operated under management agreements with Day Hospitality Group, Inc., a related party. In general, management fees are based on 5% of total revenue. These management agreements terminate upon the sale of the Day Properties.

Each of the Day Properties is operated under a franchise agreement, which includes royalties, reservation fees, marketing fees, and property management system fees. In general, franchise fees are based on 7.5% to 9% of room revenue, and are included in indirect operating expenses in the accompanying Combined Historical Summaries of Revenue and Direct Operating Expenses. These franchise agreements expire beginning in June 2016 through January 2021. For the six months ended June 30, 2004 and year ended December 31, 2003, total franchise fees were approximately $345,000 (unaudited) and $680,000, respectively.

ASHFORD HOSPITALITY TRUST, INC.

CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of Ashford Hospitality Trust, Inc. (the “Company”) and adjusted to give effect to 1) the completion of the Company’s formation transactions and its initial public offering on August 29, 2003, 2) the acquisition of five hotel properties from FelCor Lodging Limited Partnership (the “FelCor Properties”) on October 8, 2003, and 3) the acquisition of four hotel properties from Noble Investment Group (the “Noble Properties”) on November 24, 2003, 4) the acquisitions of four individual hotel properties (the “Acquired Properties”) from each of JHM Ruby Lake Hotel, Ltd. (“JHM”), Huron Jacksonville Limited Partnership (“Huron”), BPG Hotel Partners V (“BPG”), and Household OPEB I, Inc. (“Household”), which closed on March 24, 2004, April 2, 2004, May 17, 2004, and July 7, 2004, respectively, 5) the acquisition of four hotel properties from Day Hospitality Group, Inc. (the “Day Properties”) on July 23, 2004, and 6) additional interest expense associated with the $27.8 million mortgage note payable entered into on December 24, 2004, the $60.0 million credit facility entered into on February 5, 2004, the $9.7 million mortgage note payable entered into July 7, 2004, and the $19.6 million mortgage note payable entered into July 23, 2004, as if such debt instruments were outstanding the entire periods presented.

The Unaudited Pro Forma Consolidated Balance Sheet at June 30, 2004 has been prepared to reflect the acquisitions of the Acquired Properties that occurred after June 30, 2004, the acquisition of the Day Properties, the completion of the $9.7 million mortgage note payable, and the completion of the $19.6 million mortgage note payable as if such transactions had occurred on June 30, 2004. The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2003 and the six-month period ended June 30, 2004 have been prepared to present the results of operations of the Company as if the following transactions occurred at the beginning of each period presented: the formation transactions and initial public offering, the acquisitions of the Felcor Properties, the Noble Properties, the Acquired Properties, and the Day Properties, and the completion of the $27.8 million mortgage note payable, the $60.0 million credit facility, the $9.7 million mortgage note payable, and the $19.6 million mortgage note payable.

The following consolidated pro forma financial statements should be read in conjunction with the Company’s Form 8-K filed with the Securities and Exchange Commission on June 21, 2004, which announced the acquisition of the Day Properties, the Company’s consolidated financial statements and notes thereto for the year ended December 31, 2003, which are incorporated by reference in the Company’s Form 10-K, filed March 29, 2004, and the Combined Historical Summaries of Revenue and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company’s opinion, all significant adjustments necessary to reflect the acquisitions have been made.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Balance Sheet
As of June 30, 2004
(Unaudited)

		(a)		(b)
		Acquired		Day
	Historical	Properties		Properties		Pro Forma
	June 30,	Pro Forma		Pro Forma		June 30,
	2004	Adjustments		Adjustments		2004
Assets
Investment in hotel properties, net	$240,392,569	$17,488,089	(1)	25,544,577	(1)	$283,425,235
Cash	28,603,413	(7,867,489	) (2),(3)	(6,129,577	) (2),(4)	14,606,347
Restricted cash	3,283,013	—		—		3,283,013
Accounts receivable, net of allowance	3,247,756	—		—		3,247,756
Inventories	387,629	—		—		387,629
Notes receivable	71,584,070	—		—		71,584,070
Deferred costs, net	4,502,695	79,400	(1)	185,000	(1)	4,767,095
Prepaid expenses	1,370,548	—		—		1,370,548
Other assets	4,204,051	—		—		4,204,051
Due from affiliates	131,849	—		—		131,849

Total assets	$357,707,593	$9,700,000		$19,600,000		$387,007,593

Liabilities and Owners’ Equity
Indebtedness	$133,159,210	$9,700,000	(3)	$19,600,000	(4)	$162,459,210
Capital leases payable	377,870	—		—		377,870
Accounts payable	3,335,409	—		—		3,335,409
Accrued expenses	6,667,989	—		—		6,667,989
Dividends payable	3,157,504	—		—		3,157,504
Deferred income	331,661	—		—		331,661
Due to affiliates	700,671	—		—		700,671

Total liabilities	$147,730,314	$9,700,000		$19,600,000		$177,030,314

Commitments & contingencies	$—	$—		$—		$—
Minority interest	$38,304,362	$—		$—		$38,304,362

Common stock	$258,104	$—		$—		$258,104
Additional paid-in capital	180,047,727	—		—		180,047,727
Unearned compensation	(5,125,089)	—		—		(5,125,089)
Accumulated deficit	(3,507,825)	—		—		(3,507,825)

Total owners’ equity	$171,672,917	$—		$—		$171,672,917

Total liabilities and owners’ equity	$357,707,593	$9,700,000		$19,600,000		$387,007,593

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma balance sheet.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties acquired after June 30, 2004.

(b)	Represents pro forma adjustments to reflect the acquisition of the Day Properties on July 23, 2004.

(1)	Represents management’s estimate of the allocation of the purchase price and closing costs.

(2)	Represents payment of the purchase price, closing costs, and related costs of acquiring the properties.

(3)	Represents the $9.7 million mortgage note payable completed on July 7, 2004, in connection with the acquisition of one of the Acquired Properties.

(4)	Represents the $19.6 million mortgage note payable completed on July 23, 2004, in connection with the acquisition the Day Properties.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Statement of Operations
For the Six Months Ended June 30, 2004
(Unaudited)

		(a)
		Acquired		(b)		(c)		Adjusted
	Historical	Properties		Day		Debt		Pro Forma
	June 30,	Pro Forma		Pro Forma		Pro Forma		June 30,
	2004	Adjustments		Adjustments		Adjustments		2004
Revenue
Rooms	$35,082,931	6,628,979	(4)	3,941,702	(4)	—		$45,653,612
Food and beverage	5,200,552	2,383,787	(4)	—	(4)	—		7,584,339
Other	1,331,454	446,193	(4)	54,807	(4)	—		1,832,454

Total hotel revenue	41,614,937	9,458,959		3,996,509		—		55,070,405
Interest income from mezzanine loans	2,871,141	—		—		—		2,871,141
Asset management fees	659,322	—		—		—		659,322

Total Revenue	45,145,400	9,458,959		3,996,509		—		58,600,868

Expenses
Hotel operating expenses
Rooms	7,884,390	1,453,012	(4)	846,753	(4)	—		10,184,155
Food and beverage	3,737,800	1,691,677	(4)	—	(4)	—		5,429,477
Other direct	777,401	245,115	(4)	30,827	(4)	—		1,053,343
Indirect	13,751,419	2,954,337	(4)	1,293,235	(4)	—		17,998,991
Management fees	1,283,060	400,391	(4)	170,213	(4)	—		1,853,664
Property taxes, insurance, and other	2,610,458	336,609	(4)	199,892	(4)	—		3,146,959
Depreciation & amortization	3,959,240	898,687	(5)	352,017	(5)	—		5,209,944
Corporate general and administrative	5,607,616	—		—		—		5,607,616

Total Operating Expenses	39,611,384	7,979,828		2,892,937		—		50,484,149

Operating Income (Loss)	5,534,016	1,479,131		1,103,572		—		8,116,719

Interest income	131,237	—		—		—		131,237
Interest expense	(2,759,723)	(609,492	) (6)	(490,000	) (6)	(10,767	) (7)	(4,488,571)
						(618,589	) (8)

Net Income (Loss) before Minority Interest and Income Taxes	2,905,530	869,639		613,572		(629,356)		3,759,385

Income tax benefit (expense)	(156,700)	369,366	(1)	58,814	(1)	—	(1)	271,480
Minority interest	(500,264)	(227,915	) (3)	(122,778	) (3)	114,920	(3)	(736,036)

Net Income (Loss)	$2,248,566	1,011,090		549,608		(514,436)		$3,294,829

Earnings (Loss) Per Share:
Basic								$0.13

Diluted								$0.13

Weighted Average Shares Outstanding:
Basic								(2) 25,293,969

Diluted								(3) 31,066,712

     The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties on various dates in 2004, and the completion of the related $9.7 million mortgage note payable on July 7, 2004.

(b)	Represents pro forma adjustments to reflect the acquisition of Day Properties on July 23, 2004, and the completion of the related $19.6 million mortgage note payable on July 23, 2004.

(c)	Represents pro forma adjustments to reflect the completion of the $27.8 million mortgage note payable and the $60.0 million credit facility as if such transactions occurred at the beginning of the period presented.

(1)	Represents the income tax benefit (expense) related to these transactions.

(2)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	65,024
Restricted shares issued to executives and employees	253,239	759,717 shares, one-third vested

Total basic shares	25,293,969

Shares issuable upon conversion of limited partnership units issued upon formation	5,657,917
Shares issuable upon conversion of limited partnership units issued upon acquisition of Acquired Properties	106,675
Incremental diluted shares issuable for unvested restricted shares	8,151

Total diluted shares	31,066,712

(3)	Minority interest represents 18.26% of the net income (loss) before minority interest.

(4)	Represents Day or Acquired Properties estimated unaudited statements of operations for the periods preceding their acquisitions.

(5)	Represents additional depreciation expense associated with Day or Acquired Properties based on preliminary purchase price allocations.

(6)	Represents estimated interest expense associated with the mortgage debt assumed from the Acquired Properties or the mortgage debt executed with the acquisitions of Day Properties and one of the Acquired Properties purchased from Household.

(7)	Represents interest expense associated with the $28.4 million mortgage note payable entered into on December 24, 2003, as if such debt balance was outstanding the entire period.

(8)	Represents interest expense associated with the $60 million credit facility entered into on February 5, 2004, as if such debt were outstanding the entire period.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

		(a)		(b)		(c)
	Historical	Formation		FelCor		Noble
	December 31,	Pro Forma		Pro Forma		Pro Forma
	2003	Adjustments		Adjustments		Adjustments
Revenue
Rooms	$34,682,916	—		16,903,815	(10)	8,481,820	(10)
Food and beverage	6,158,916	—		2,000,382	(10)	193,408	(10)
Other	1,189,450	—		902,865	(10)	169,248	(10)

Total hotel revenue	42,031,282			19,807,062		8,844,476
Interest income from mezzanine loans	110,000	—		—		—
Asset management fees	137,319	—		—		—

Total Revenue	42,278,601	—		19,807,062		8,844,476

Expenses
Hotel operating expenses
Rooms	8,113,097	—		4,009,914	(10)	1,906,659	(10)
Food and beverage	4,702,780	—		1,863,416	(10)	160,677	(10)
Other direct	900,621	—		803,714	(10)	93,203	(10)
Indirect	14,823,432	—		7,182,638	(12)	2,626,606	(10)
Management fees	1,369,888	—		447,156	(10)	356,151	(10)
Property taxes, insurance, and other	2,858,050	—		1,186,956	(10)	480,617	(10)
Depreciation & amortization	4,932,676	140,284	(6)	1,383,821	(11)	950,548	(11)
Corporate general and administrative	4,002,950	4,823,917	(5)	—		—
		1,622,922	(4)
		—	(8)

Total Operating Expenses	41,703,494	6,587,123		16,877,615		6,574,461

Operating Income (Loss)	575,107	(6,587,123)		2,929,447		2,270,015

Interest income	289,133	—		—		—
Interest expense	(5,000,206)	3,173,010	(1)	—		(419,222	) (13)
		284,000	(2)

Net Income (Loss) before Minority Interest and Income Taxes	(4,135,966)	(3,130,113)		2,929,447		1,850,793

Income tax benefit (expense)	(142,178)	—	(3)	(110,004	) (3)	(74,024	) (3)
Minority interest	357,943	994,805	(9)	(514,830	) (9)	(324,438	) (9)

Net Income (Loss)	$(3,920,201)	(2,135,308)		2,304,613		1,452,331

Earnings (Loss) Per Share:
Basic
Diluted
Weighted Average Shares Outstanding:
Basic
Diluted

[Additional columns below]

[Continued from above table, first column(s) repeated]

	(d)
	Acquired		(e)		(f)		Adjusted
	Properties		Day		Debt		Pro Forma
	Pro Forma		Pro Forma		Pro Forma		December 31,
	Adjustments		Adjustments		Adjustments		2003
Revenue
Rooms	20,274,283	(10)	7,601,074	(10)	—		$87,943,908
Food and beverage	6,214,127	(10)	—	(10)	—		14,566,833
Other	1,329,955	(10)	121,352	(10)	—		3,712,870

Total hotel revenue	27,818,365		7,722,426		—		106,223,611
Interest income from mezzanine loans	—		—		—		110,000
Asset management fees	—		—		—		137,319

Total Revenue	27,818,365		7,722,426		—		106,470,930

Expenses
Hotel operating expenses
Rooms	4,306,535	(10)	1,856,017	(10)	—		20,192,222
Food and beverage	4,400,336	(10)	—	(10)	—		11,127,209
Other direct	680,186	(10)	88,763	(10)	—		2,566,487
Indirect	8,150,486	(10)	2,599,559	(10)	—		35,382,721
Management fees	887,694	(10)	364,145	(10)	—		3,425,034
Property taxes, insurance, and other	1,214,622	(10)	386,122	(10)	—		6,126,367
Depreciation & amortization	2,939,014	(11)	704,033	(11)	—		11,050,376
Corporate general and administrative	—		—		—		10,449,789

Total Operating Expenses	22,578,873		5,998,639		—		100,320,205

Operating Income (Loss)	5,239,492		1,723,787		—		6,150,725

Interest income	—		—		—		289,133
Interest expense	(1,930,610	) (13)	(980,000	) (13)	(1,291,000	) (14)	(8,799,028)
					(2,635,000	) (15)

Net Income (Loss) before Minority Interest and Income Taxes	3,308,882		743,787		(3,926,000)		(2,359,170)

Income tax benefit (expense)	(181,324	) (3)	507,530	(3)	—	(3)	—
Minority interest	(571,092	) (9)	(228,490	) (9)	716,888	(9)	430,784

Net Income (Loss)	2,556,466		1,022,827		(3,209,112)		$(1,928,386)

Earnings (Loss) Per Share:
Basic							$(0.08)

Diluted							$(0.08)

Weighted Average Shares Outstanding:
Basic							(7) 25,293,969

Diluted							(7) 31,066,712

     The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the Company’s formation transactions and its initial public offering on August 29, 2003.

(b)	Represents pro forma adjustments to reflect the acquisition of FelCor properties on October 8, 2003.

(c)	Represents pro forma adjustments to reflect the acquisition of Noble properties on November 24, 2003.

(d)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties on various dates in 2004, and the completion of the related $9.7 million mortgage note payable on July 7, 2004.

(e)	Represents pro forma adjustments to reflect the acquisition of Day Properties on July 23, 2004, and the completion of the related $19.6 million mortgage note payable on July 23, 2004.

(f)	Represents pro forma adjustments to reflect the completion of the $27.8 million mortgage note payable and the $60.0 million credit facility as if such transactions occurred at the beginning of the period presented.

(1)	Represents the interest expense reduction due to payoff of mortgage notes payable.

(2)	Represents elimination of deferred loan costs amortization due to payoff of mortgage notes payable.

(3)	Represents the income tax benefit (expense) related to these transactions.

(4)	Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate an eight-month cost of $1,378,634 for the period preceding the Company’s formation plus 70,400 shares valued at $10.41 per share at the date of grant for total compensation cost of $732,864, of which one third vests annually to generate an annual cost of $244,288.

(5)	Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis.

(6)	Represents additional depreciation expense resulting from step-up of net carrying value due to acquisition of minority interests.

(7)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	65,024
Restricted shares issued to executives and employees	253,239	759,717 shares, one-third vested

Total basic shares	25,293,969

Shares issuable upon conversion of limited partnership units issued upon formation	5,657,917
Shares issuable upon conversion of limited partnership units issued upon acquisition of Acquired Properties	106,675
Incremental diluted shares issuable for unvested restricted shares	8,151

Total diluted shares	31,066,712

(8)	Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000, which was recorded by the Company prior to December 31, 2003.

(9)	Minority interest represents 18.26% of the net income (loss) before minority interest.

(10)	Represents FelCor, Noble, Day, or Acquired Properties estimated unaudited statements of operations for the periods preceding their acquisitions.

(11)	Represents additional depreciation expense associated with the acquired FelCor, Noble, Day, or Acquired Properties based on preliminary purchase price allocations.

(12)	Represents FelCor’s estimated unaudited statements of operations for the period preceding its acquisition plus additional franchise fees of $313,500.

(13)	Represents estimated interest expense associated with the mortgage debt assumed from Noble or Acquired Properties or the mortgage debt executed with the acquisitions of Day and one of the Acquired Properties purchased from Household.

(14)	Represents interest expense associated with the $27.8 million mortgage note payable completed on December 24, 2003, as if such debt were outstanding the entire year.

(15)	Represents interest expense associated with the $60 million credit facility completed on February 5, 2004, as if such debt were outstanding the entire year.

EXHIBITS

23.1	Consent of Independent Auditors
99.30	Press Release of the Company dated June 21, 2004, announcing the acquisition of the Day Properties.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August  19, 2004

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID J. KIMICHIK
David J. Kimichik
Chief Financial Officer